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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)     October 25, 2000



                                Exide Corporation
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               (Exact name of registrant as specified in charter)



     Delaware                   1-11263                      23-0552730
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    (State of                  (Commission                   (IRS Employer
   Incorporation)              File Number)               Identification No.)


645 Penn Street, Reading, Pennsylvania, 19601
(Address of Principal Executive offices)

Registrant's telephone number, including area code:    (610) 378-0500

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Item 5. Other Events.

Amendment of Stockholder Rights Plan

     On October 25, 2000, Exide Corporation (the "Company") amended the Rights Agreement, dated as of September 18, 1998 between the Company and American Stock Transfer and Trust Company, as Rights Agent (the "Amendment"). The Amendment revises the definition of Acquiring Person to mean any person or group other than certain exempt persons, who together with all affiliates and associates, is the beneficial owner of 20% or more of the Company's outstanding shares of common stock, par value $.01 per share.

     This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement at Exhibit
4.1 and the Amendment at Exhibit 4.2, both of which are incorporated in this Current Report on Form 8-K by reference.

Item 7. Financial Statements and Exhibits.

     (a) Not Applicable.
     (b) Not Applicable.
     (c) Exhibits

          4.1 Form of Rights Agreement dated as of September 18, 1998 between Exide Corporation and American Stock Transfer and Trust Company, as Rights Agent (the "Rights Agreement"), including the form of Certificate of Designation, Preference and Rights of Junior Participating Preferred Shares, Series A attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B, and the Summary of Rights attached thereto as Exhibit C, incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K, dated September 21, 1998.

          4.2  Amendment, dated October 25, 2000, to Rights Agreement.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EXIDE CORPORATION

                                             /s/
                                             John R. Van Zile
                                             Executive Vice President,
                                             General Counsel and Secretary

Date: November 20, 2000

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